SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 2, 2017

iROBOT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or other jurisdiction of incorporation or organization)

001-36414	77-0259 335
(Commission File Number)	(I.R.S. Employer Identification No.)

8 Crosby Drive, Bedford, MA	01730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 430-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets

On October 3, 2017, iRobot Corporation (“iRobot”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the completion of the acquisition of Robopolis SAS, a French company (“Robopolis”). At that time, iRobot indicated that it intended to file the required financial statements and pro forma financial information within 71 days from the date that such report was required to be filed. By this amendment to such Original Form 8-K, iRobot is amending and restating Item 9.01 thereof to include the required financial statements and pro forma financial information in connection with iRobot’s acquisition of Robopolis, which financial statements and unaudited pro forma financial information are filed or furnished as exhibits hereto and incorporated herein by reference. All of the other items in the Original Form 8-K remain the same and are hereby incorporated by reference into this Current Report on Form 8-K/A.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

1.	The audited consolidated financial statements of Robopolis, including Robopolis’ audited consolidated balance sheets as of December 31, 2016, 2015 and 2014, and the related consolidated statements of income, comprehensive income, changes in equity and cash flows for the years then ended, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A.

2.	The unaudited condensed consolidated financial statements of Robopolis, including Robopolis’ unaudited consolidated balance sheets as of September 30, 2017 and December 31, 2016, and the related consolidated statements of income, comprehensive income, and cash flows for the three and nine months ended September 30, 2017 and 2016, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A.

(b)	Pro Forma Financial Information

1.	The unaudited pro forma combined statements of income of iRobot for the year ended December 31, 2016 and the nine months ended September 30, 2017, as well as the unaudited pro forma combined balance sheet of iRobot as of September 30, 2017, giving effect to the acquisition of Robopolis, are furnished as Exhibit 99.3 to this Current Report on Form 8-K/A.

(d)	Exhibits

The following exhibits are filed or furnished herewith.

Exhibit Number	Description

23.1	Consent of Independent Auditors.

99.1	Audited consolidated financial statements of Robopolis as of and for the years ended December 31, 2016, 2015 and 2014.

99.2	Unaudited consolidated financial statements of Robopolis as of September 30, 2017 and December 31, 2016, and for the three and nine months ended September 30, 2017 and 2016.

99.3	Unaudited pro forma combined consolidated financial statements of iRobot as of and for the nine months ended September 30, 2017 and the year ended December 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iRobot Corporation

December 15, 2017	By:	/s/ Glen D. Weinstein
	Name:	Glen D. Weinstein
	Title:	Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Independent Auditors.

99.1	Audited consolidated financial statements of Robopolis as of and for the years ended December 31, 2016, 2015 and 2014.

99.2	Unaudited consolidated financial statements of Robopolis as of September 30, 2017 and December 31, 2016, and for the three and nine months ended September 30, 2017 and 2016.

99.3	Unaudited pro forma combined consolidated financial statements of iRobot as of and for the nine months ended September 30, 2017 and the year ended December 31, 2016.

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